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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported):  June 7, 1997




                      Vanderbilt Mortgage & Finance, Inc.
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            (Exact name of registrant as specified in its charter)




                                   Tennessee
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(State or other jurisdiction of incorporation or organization)




            333-14033-02                     62-0997810
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(Commission File Number)                     (IRS Employer Identification No.)




                     Vanderbilt Mortgage & Finance, Inc.
                             4726 Airport Highway
                            Louisville, TN  37777
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            (Address of principal executive offices and zip code)




       Registrant's telephone number, including area code:  423-970-7200




                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5.           Other Events

                  On June 7, 1997, The Chase Manhattan Bank, as Trustee, made the monthly distribution to the holders of the Vanderbilt Mortgage & Finance, Inc. Manufactured Housing Contract Senior/Subordinated Pass Through Certificates, Series 1996C.

Item 7.           Financial Statements and Exhibits

                  (c)      Exhibits.

                           The following are filed herewith.  The exhibit
numbers correspond with Item 601(b) of Regulation S-K.

       Exhibit No.              Description                                 Page
       -----------              -----------                                 ----

       99                       Monthly Report delivered by                 3
                                the Trustee to Certificateholders
                                in connection with distribution
                                on June 7, 1997.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            VANDERBILT MORTGAGE & FINANCE, INC.
                                                 as Servicer

                                            By:      /s/ David R. Jordan
                                                     -------------------------
                                            Name:    David R. Jordan
                                            Title:   Controller

Dated:  June 7, 1997